UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2019

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The Registrant hereby furnishes the information set forth in its News Release, dated February 20, 2019, announcing operating results for the three and twelve month periods ended December 31, 2018, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference. On February 21, 2019, the Registrant held a conference call and webcast with respect to its financial results for the three and twelve month periods ended December 31, 2018. The conference call scripts of Jessica Greiner, Vice President of Investor Relations and Communications; Sarah R. Teachout, Senior Vice President and Chief Legal Officer; Timothy R. Wallace, Chairman, Chief Executive Officer, and President; Eric R. Marchetto, Chief Commercial Officer, TrinityRail; Brian D. Madison, President, Trinity Industries Leasing Company; Paul E. Mauer, President, TrinityRail Products; James E. Perry, Senior Vice President and Chief Financial Officer; and Melendy E. Lovett, Senior Vice President and Chief Administrative Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, and 99.9, respectively, and incorporated herein by reference.
This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 7.01 Regulation FD Disclosure.
See "Item 2.02 — Results of Operations and Financial Condition."
Forward-Looking Statements
Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:
Exhibit No. / Description
99.1 News Release dated February 20, 2019 with respect to the operating results for the three and twelve month periods ended December 31, 2018.
99.2 Conference call script of February 21, 2019 of Jessica Greiner, Vice President of Investor Relations and Communications.
99.3 Conference call script of February 21, 2019 of Sarah R. Teachout, Senior Vice President and Chief Legal Officer.
99.4 Conference call script of February 21, 2019 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.
99.5 Conference call script of February 21, 2019 of Eric R. Marchetto, Chief Commercial Officer, TrinityRail.
99.6 Conference call script of February 21, 2019 of Brian D. Madison, President, Trinity Industries Leasing Company.
99.7 Conference call script of February 21, 2019 of Paul E. Mauer, President, TrinityRail Products.
99.8 Conference call script of February 21, 2019 of James E. Perry, Senior Vice President and Chief Financial Officer.
99.9 Conference call script of February 21, 2019 of Melendy E. Lovett, Senior Vice President and Chief Administrative Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

February 21, 2019	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer